--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 30, 2002



                                 CVS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                      001-01011               050494040
           --------                      ---------               ---------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)



                 ONE CVS DRIVE
           WOONSOCKET, RHODE ISLAND                           02895
           ------------------------                           -----
  (Address of principal executive offices)                  (Zip Code)


                                 (401) 765-1500
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

On October 30, 2002, CVS Corporation issued a press release, a copy of which is being filed hereto as Exhibit 99, and is incorporated herein by reference.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

           99   Press Release, dated October 30, 2002 of CVS Corporation

       SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CVS CORPORATION

                                         By: /s/ David B. Rickard
                                            ------------------------------------
                                            David B. Rickard
                                            Executive Vice President,
                                            Chief Financial Officer and
                                            Chief Administrative Officer

                                            Dated: October 30, 2002